First Quarter 2017 Earnings Conference Call Consolidated ($ in millions) Exhibit 99.2

($ in millions) By Segment First Quarter 2017 Earnings Conference Call

Funded Debt to Adjusted EBITDA ratio down 4.9 turns since 2011 Note: Funded debt balances based on par value Leverage Ratio First Quarter 2017 Earnings Conference Call

Credit Facility Covenants (a) As amended in January 2017 3.62x LTM as of 1Q17 First Quarter 2017 Earnings Conference Call

-0.4% First Quarter 2017 Year-Over-Year Revenue Per Shipment and Revenue Per CWT First Quarter 2017 Earnings Conference Call -1.7% +2.0% +0.2%

First Quarter 2017 Year-Over-Year Volume First Quarter 2017 Earnings Conference Call +2.1% +3.4% +2.1% +0.3%

Consolidated Adjusted EBITDA ($ in millions) -19.7M -190bps First Quarter 2017 Earnings Conference Call

Segment Adjusted EBITDA ($ in millions) -15.2M -4.0M -230bps -120bps First Quarter 2017 Earnings Conference Call ($ in millions)

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA First Quarter 2017 Earnings Conference Call EBITDA Reconciliation - Consolidated ($ in millions) YRCW Inc. Reconciliation of Operating Income / Loss to EBITDA YRCW Consolidated FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 LTM 1Q 2016 LTM 1Q 2017 1Q 2016 1Q 2017 Reconciliation of Net (Loss) Income to Adjusted EBITDA Net (loss) income (354.4) $ (136.5) $ (83.6) $ (67.7) $ 0.7 $ 21.5 $ 10.3 $ 8.2 $ (12.0) $ (25.3) $ Interest expense, net 155.7 150.1 163.8 149.5 107.1 103.0 105.7 102.2 26.0 25.2 Income tax (benefit) expense (7.5) (15.0) (45.9) (16.1) (5.1) 3.1 (8.3) 0.8 (1.8) (4.1) Depreciation and amortization 195.7 183.8 172.3 163.6 163.7 159.8 162.8 156.2 40.7 37.1 EBITDA (10.5) $ 182.4 $ 206.6 $ 229.3 $ 266.4 $ 287.4 $ 270.5 $ 267.4 $ 52.9 $ 32.9 $ Adjustments for debt covenants: (Gains) / loss on property disposals, net (8.2) (9.7) (2.2) (11.9) 1.9 (14.6) 0.3 (11.6) (0.3) 2.7 Letter of credit expense 35.2 36.3 33.9 12.1 8.8 7.7 8.8 7.2 2.2 1.7 Restructuring professional fees 44.0 3.0 12.0 4.2 0.2 - 0.2 2.2 - 2.2 Nonrecurring consulting fees - - - - 5.1 - 2.2 - - - Permitted dispositions and other 6.2 (4.0) 1.7 1.8 0.4 3.0 0.2 3.1 - 0.1 Equity based compensation expense 0.6 3.8 5.8 14.3 8.5 7.3 9.8 6.9 1.8 1.4 Union equity awards 14.9 - - - - - - - - - Restructuring transaction costs 17.8 - - - - - - - - - Fair value adjustment of derivative liabilities 79.2 - - - - - - - - - Amortization of ratification bonus - - - 15.6 18.9 4.6 18.3 - 4.6 - Non-union pension settlement - - - - 28.7 - 28.7 - - - Equity Investment Impairment - 30.8 - - - - - - - - (Gains) / loss on extinguishment of debt (25.8) - - (11.2) 0.6 - - - - - Other, net (a) 5.8 (3.1) (2.9) (9.7) (6.2) 2.1 (1.6) 2.6 1.7 2.2 Adjusted EBITDA 159.2 $ 239.5 $ 254.9 $ 244.5 $ 333.3 $ 297.5 $ 337.4 $ 277.8 $ 62.9 $ 43.2 $ Revenue 4,868.8 $ 4,850.5 $ 4,865.4 $ 5,068.8 $ 4,832.4 $ 4,697.5 $ 4,766.3 $ 4,747.8 $ 1,120.3 $ 1,170.6 $ Adjusted EBITDA Margin 3.3% 4.9% 5.2% 4.8% 6.9% 6.3% 7.1% 5.9% 5.6% 3.7% Leverage Ratio 8.54x 5.77x 5.34x 4.57x 3.25x 3.40x 3.19x 3.62x

(a) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses First Quarter 2017 Earnings Conference Call EBITDA Reconciliation - Segment ($ in millions) YRC Freight Segment FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 LTM 1Q 2016 LTM 1Q 2017 1Q 2016 1Q 2017 Reconciliation of operating income (loss) to adjusted EBITDA Operating (loss) income (88.5) $ (37.3) $ (31.2) $ 0.5 $ 18.0 $ 53.2 $ 21.9 $ 38.6 $ 4.1 $ (10.5) $ Depreciation and amortization 102.9 119.8 109.1 98.0 93.1 90.3 91.9 88.9 22.7 21.3 (Gains) losses on property disposals, net (10.5) (9.9) (3.0) (15.9) 1.9 (15.7) 1.3 (12.8) (0.8) 2.1 Letter of credit expense 28.1 29.6 25.8 8.3 6.1 5.0 6.0 4.7 1.4 1.1 Union equity awards 10.3 - - - - - - - - - Nonrecurring consulting fees - - - - 5.1 - 2.2 - - - Amortization of ratification bonus - - - 10.0 12.2 3.0 11.9 - 3.0 - Non-union pension settlement charge - - - - 28.7 - 28.7 - - - Other, net (a) 1.4 2.7 4.5 (1.1) 2.1 4.3 1.3 5.5 (0.3) 0.9 Adjusted EBITDA 43.7 $ 104.9 $ 105.2 $ 99.8 $ 167.2 $ 140.1 $ 165.2 $ 124.9 $ 30.1 $ 14.9 $ Revenue 3,203.0 $ 3,206.9 $ 3,136.8 $ 3,237.4 $ 3,055.7 $ 2,958.9 $ 3,013.8 $ 2,992.1 $ 695.7 $ 728.9 $ Adjusted EBITDA Margin 1.4% 3.3% 3.4% 3.1% 5.5% 4.7% 5.5% 4.2% 4.3% 2.0% Regional Transportation Segment FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 LTM 1Q 2016 LTM 1Q 2017 1Q 2016 1Q 2017 Reconciliation of operating income to adjusted EBITDA Operating Income 32.9 $ 70.0 $ 79.9 $ 66.1 $ 85.4 $ 81.3 $ 93.2 $ 81.1 $ 12.4 $ 12.2 $ Depreciation and amortization 61.6 63.3 63.1 65.8 70.7 69.5 71.0 67.3 18.0 15.8 (Gains) losses on property disposals, net (2.7) 0.7 0.6 4.0 0.2 1.1 (0.8) 1.2 0.5 0.6 Letter of credit expense 6.6 6.2 6.8 2.9 2.1 2.5 2.3 2.3 0.7 0.5 Union equity awards 4.6 - - - - - - - - - Amortization of ratification bonus - - - 5.6 6.7 1.6 6.4 - 1.6 - Other, net (a) 0.1 - 0.1 - 0.8 0.5 1.0 0.6 0.2 0.3 Adjusted EBITDA 103.1 $ 140.2 $ 150.5 $ 144.4 $ 165.9 $ 156.5 $ 173.1 $ 152.5 $ 33.4 $ 29.4 $ Revenue 1,554.3 $ 1,640.6 $ 1,728.6 $ 1,831.4 $ 1,776.9 $ 1,739.3 $ 1,752.9 $ 1,756.3 $ 424.8 $ 441.8 $ Adjusted EBITDA Margin 6.6% 8.5% 8.7% 7.9% 9.3% 9.0% 9.9% 8.7% 7.9% 6.7%